Exhibit 10.5

Execution Version

DEPOSIT ACCOUNT SECURITY AND PLEDGE AGREEMENT

This Deposit Account Security and Pledge Agreement (this “Agreement”) is made as of August 18, 2023, by FUELCELL ENERGY FINANCE HOLDCO, LLC, a Delaware limited liability company with an office at c/o Fuel Cell Energy, 3 Great Pasture Road, Danbury, Connecticut 06810 (“Borrower”), GROTON STATION FUEL CELL, LLC, a Connecticut limited liability company with an office at c/o Fuel Cell Energy, 3 Great Pasture Road, Danbury, Connecticut 06810 (“Project Company” and together with Borrower, collectively, “Grantor”) and LIBERTY BANK, a mutual savings bank with an office at 315 Main Street, Middletown, Connecticut 06457 (“Liberty”), in its capacity as administrative agent for itself and the other Secured Parties (hereinafter referred to in such capacity as the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Lenders have made a loan to Borrower in the original principal amount of Twelve Million and 00/100 U.S. Dollars (U.S. $12,000,000.00) (the “Loan”) pursuant to that certain Credit Agreement dated as of the date hereof, among Borrower, the Lenders party thereto from time to time, and Liberty, as administrative agent and lead arranger (as amended, restated, replaced, extended, supplemented and/or otherwise modified from time to time, the “Credit Agreement”; all capitalized terms used herein, and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement); and

WHEREAS, Project Company is directly and wholly owned by Groton Station Fuel Cell Holdco, LLC, a Delaware limited liability company, which limited liability company is owned by Borrower; Project Company will benefit directly by Borrower obtaining the Loan; and

WHEREAS, as a condition of making the Loan, the Lenders have required the Borrower and Project Company to open, maintain, and fund the following accounts, all of which are more fully described in the Reserve Accounts Supplement and Schedule A attached hereto and incorporated herein by reference (collectively, the “Accounts” and each, an “Account”): (i) the Liberty O&M Reserve Account; (ii) the Amalgamated O&M Reserve Account; (iii) the Liberty DSCR Reserve Account; (iv) the Amalgamated DSCR Reserve Account; (v) the Payment Reserve Account; and (vi) the Borrower’s Operating Account; and

WHEREAS, as a condition of making the Loan, the Lenders have required the Grantor to grant the Administrative Agent a Lien in and to the Accounts.

NOW, THEREFORE, for valuable consideration, Grantor and Administrative Agent hereby agree as follows:

1.The Accounts and all cash and all other sums and amounts now or hereafter deposited or contained in the Accounts, together with interest thereon, and together with all renewals, replacements and substitutions thereof, and together with proceeds of all of the foregoing, including, without limitation, the DSCR Reserve Funds and the O&M Reserve Funds shall be collateral (collectively, the “Collateral”) securing the payment and performance of the Obligations.
2.Grantor hereby pledges, assigns and transfers unto Administrative Agent, and grants a security interest to Administrative Agent in and to, the Collateral and in Grantor’s right, title and interest thereto and therein, wherever located, and whether now existing or hereafter arising or acquired from time to time, to secure the payment and performance of the Obligations.

Execution Version

3.Grantor shall have no right to receive all or any portion of the Collateral or direct the use and application thereof or withdraw or have access to any of the Collateral during the term of this Agreement, except as expressly provided in Sections 6.18, 6.19, 6.20, and 6.21 of the Credit Agreement.  Upon the occurrence and during the continuance of an Event of Default (as defined herein) that has not been waived in writing by Administrative Agent, Administrative Agent may, in its sole and absolute discretion, apply any or all of the Collateral, including accrued interest thereon, to reduce the Obligations, in accordance with Section 8.03 of the Credit Agreement.
4.Grantor hereby expressly waives all right to notice from Administrative Agent, under applicable Law or otherwise, with respect to the disposition, disbursement, use, or application of the Collateral pursuant to the terms and provisions set forth in Section 3 above.
5.Representations, Warranties and Covenants.
(a)Grantor represents and warrants to Administrative Agent that it has not assigned or granted a security interest or Lien in any of the Collateral, including, without limitation, the Accounts or the funds on deposit therein (or required to be deposited pursuant to this Agreement and/or the Loan Documents), except to Administrative Agent in connection with the Loan.
(b)Grantor shall not permit the Collateral, including, without limitation, the Accounts or the funds on deposit therein (or required to be deposited pursuant to this Agreement and/or the Loan Documents), to become subject to any other pledge, control agreement, assignment, Lien, charge or encumbrance of any kind. It is the intention of the Grantor and Administrative Agent that Administrative Agent shall have a valid and enforceable perfected first priority security interest under the Code (as defined below) in and to the Collateral, including, without limitation, the Accounts and the funds on deposit therein.
(c)The Accounts and the Collateral shall be under the sole dominion and control of Administrative Agent.  Grantor shall not be entitled to and shall not close any of the Accounts or make deposits into any other account from the funds on deposit in the Accounts until this Agreement has been terminated and the Obligations have been indefeasibly paid in full to Lenders.
6.Upon the occurrence and during the continuance of an Event of Default, Administrative Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in effect from time to time in the State of Connecticut (the “Code”) and the rights and remedies set forth herein and in the Loan Documents.  The term “Event of Default”, as used herein, shall mean (a) if Borrower defaults in the performance of any of its covenants, agreements or obligations under this Agreement, or (b) the occurrence of an “Event of Default” as such term is defined in the Credit Agreement and each of the Loan Documents.  Notwithstanding anything contained herein to the contrary, Administrative Agent shall not be construed to be obligated to perform or discharge, and Administrative Agent does not undertake to perform or discharge, any of Grantor’s obligations, duties or liabilities relating to the operations of Grantor's businesses.
7.Grantor hereby grants to Administrative Agent a right of setoff, as security for all Obligations to Administrative Agent and/or Lenders, upon and against each Grantor’s respective Accounts and all Collateral. At any time, without demand or notice, from and after the occurrence and during the continuance of an Event of Default that has not been waived in writing by Administrative Agent, Administrative Agent may set off the same or any part thereof and apply the same to any Obligation of Borrower to Administrative Agent and/or Lenders, even though unmatured and regardless of the adequacy of the Collateral, or any other collateral, securing such Obligations. ANY AND ALL RIGHTS TO REQUIRE Administrative Agent OR LENDERS TO EXERCISE THEIR RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE

Execution Version

OBLIGATIONS OF BORROWER TO ADMINISTRATIVE AGENT AND/OR LENDERS, PRIOR TO ADMINISTRATIVE AGENT EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO THE COLLATERAL ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.  The rights of Administrative Agent under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Administrative Agent and/or any Lender may have.
8.This Agreement, and the instructions set forth herein relating to the Accounts and the Collateral, may not be amended, modified or supplemented except in a writing executed and delivered by all parties hereto.
9.Grantor will execute and deliver to Administrative Agent, and provide Administrative Agent with, all documents, agreements and instruments necessary for Administrative Agent to obtain control of the Collateral or otherwise perfect the Lien granted to Administrative Agent herein.
10.The relationship of Borrower and Administrative Agent hereunder is strictly and solely that of administrative agent and borrower and nothing contained in this Agreement or any of the Loan Documents or any other document or instrument now existing and delivered in connection therewith or otherwise in connection with the Obligations is intended to create, or shall in any event or under any circumstance be construed as creating a partnership, joint venture or other relationship of any nature whatsoever between Borrower and Administrative Agent other than as administrative agent and borrower.
11.This Agreement shall remain in full force and effect until the later of (i) the payment in full of the Obligations and (ii) the date Administrative Agent has fulfilled its obligations to the Connecticut Green Bank, as administrative agent under the CGB Subordinated Debt, under Section 8 of the CGB Subordination Agreement.
12.Grantor shall cooperate with Administrative Agent and shall execute and deliver, or cause to be executed and delivered, all such other documents and instruments, and shall take all such other action that Administrative Agent may request from time to time in order to accomplish and satisfy the provisions and purposes of this Agreement.
13.Subject to the terms of this Agreement, Grantor agrees and acknowledges that the Collateral shall remain in the exclusive care, custody and possession of Administrative Agent during the term of this Agreement and that Administrative Agent’s sole responsibility hereunder is to distribute and/or apply the Collateral, and all interest thereon, in accordance with the terms hereof and the other Loan Documents.  Administrative Agent shall have no liability to Grantor hereunder with respect to the Collateral or the disposition, disbursement or application thereof in the absence of gross negligence and willful misconduct by Administrative Agent or its agents with respect thereto.
14.Every right and remedy provided in this Agreement shall be cumulative of every other right or remedy of Administrative Agent and/or Lenders pursuant hereto or under the Loan Documents or other agreements now or hereafter executed by Grantor in favor of Administrative Agent and/or Lenders.  This Agreement shall be governed by the laws of the State of Connecticut.
15.This Agreement shall be binding upon Grantor, Administrative Agent, and their respective successors and assigns; provided, that Grantor shall not assign this Agreement or its rights or obligations hereunder without the prior written consent of Administrative Agent, which consent shall be in Administrative Agent’s sole discretion.

Execution Version

16.This Agreement may be executed in counterparts which, taken together, shall constitute a single instrument.
17.Notwithstanding anything to the contrary contained herein, to the extent of any conflict between the terms contained in this Agreement and those contained in the Credit Agreement, the terms of the Credit Agreement shall prevail and control.
18.An Event of Default shall be deemed to be “continuing” for all purposes of this Agreement, notwithstanding any purported curing of such Event of Default, unless, prior to the receipt by Borrower of a notice from Administrative Agent stating that Administrative Agent shall have elected to accelerate the indebtedness evidenced by the Note, Borrower shall have cured such Event of Default to the satisfaction of Administrative Agent and so notified Administrative Agent and Administrative Agent shall have accepted such cure in writing or Administrative Agent shall have waived such Event of Default in writing.

20.GRANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES, SECTIONS 52-278a ET SEQ., AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES ADMINISTRATIVE AGENT MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS.  MORE SPECIFICALLY, GRANTOR ACKNOWLEDGES THAT ADMINISTRATIVE AGENT’S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES, SECTION 52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER.  GRANTOR FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF ADMINISTRATIVE AGENT TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY ADMINISTRATIVE AGENT AND WAIVES ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY ADMINISTRATIVE AGENT BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF GRANTOR TO ANY ACTION BROUGHT BY ADMINISTRATIVE AGENT.  GRANTOR ACKNOWLEDGES AND AGREES THAT ALL OF THE WAIVERS CONTAINED IN THIS SECTION HAVE BEEN MADE KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF ITS COUNSEL.

Remainder of Page Intentionally Left Blank, Signature Pages Follow

IN WITNESSES THEREOF, the parties have executed this Deposit Account Security and Pledge Agreement on the date set forth above.

BORROWER:

FUELCELL ENERGY FINANCE HOLDCO, LLC

By: FuelCell Energy Finance, LLC

Its: Sole Member

By:FuelCell Energy, Inc.

Its:Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: Executive Vice President and Chief Financial Officer

PROJECT COMPANY:

GROTON STATION FUEL CELL, LLC

By: Groton Station Fuel Cell Holdco, LLC

Its: Sole Member

By: FuelCell Energy Finance Holdco, LLC

Its: Sole Member

By: FuelCell Energy Finance, LLC

Its: Sole Member

By Fuel Cell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael Bishop

Title: Executive Vice President and

Chief Financial Officer

ADMINISTRATIVE AGENT: LIBERTY BANK, as Administrative Agent By: /s/ Daniel Longo Name: Daniel Longo Title: First Vice President Duly Authorized

[Acknowledgment page to Deposit Account Security and Pledge Agreement (Borrower)]

Schedule A

Account Name	Account Number	Depository	Account Holder
Liberty O&M Reserve Account	[***]	Liberty Bank	Project Company
Amalgamated O&M Reserve Account	[***]	Amalgamated Bank	Project Company
Liberty DSCR Reserve Account	[***]	Liberty Bank	Borrower
Amalgamated DSCR Reserve Account	[***]	Amalgamated Bank	Borrower
Payment Reserve Account	[***]	Liberty Bank	Borrower
Borrower’s Operating Account	[***]	Liberty Bank	Borrower